SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

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                   Deutsche Alternative Asset Allocation Fund


The fund's Board of Trustees (the "Board") recently approved a recommendation by Deutsche Investment Management Americas Inc. ("DIMA"), the fund's investment advisor, to restructure the fund from a fund-of-funds (i.e., a fund investing primarily in other Deutsche funds) into a direct investment fund (i.e., a fund investing directly in securities and other investments). As a fund investing directly in securities and other investments, the fund will no longer bear the underlying fund expenses that it incurs as a fund-of-funds. As part of the restructuring, the fund will also adjust its investment focus from alternative (or non-traditional) asset categories and investment strategies (including investments in "real assets") to a focus on a broader range of "real assets," using both traditional and alternative investment strategies.


In order to accomplish the restructuring, the Board has approved a new Investment Management Agreement (the "New IMA") with respect to the fund that reflects a change in the fund's management fee structure. The Board also approved a sub-advisory agreement (the "Sub-Advisory Agreement") with RREEF America L.L.C. ("RREEF"), an affiliate of DIMA. Under the Sub-Advisory Agreement, RREEF, under the supervision and oversight of DIMA, will manage all of the securities and other assets of the fund. DIMA, not the fund, will pay RREEF for sub-advisory services.


The proposed New IMA and the proposed Sub-Advisory Agreement will be submitted for approval by shareholders of the fund at a special meeting of shareholders expected to be held in the first quarter of 2016. Prior to the shareholder meeting, shareholders of record on the record date for the meeting will receive
(i) a proxy statement describing the proposed New IMA and the proposed Sub-Advisory Agreement and the Board's considerations in recommending that shareholders approve the proposed New IMA and the proposed Sub-Advisory Agreement, and (ii) a proxy card and instructions on how to submit a vote. If the New IMA and the Sub-Advisory Agreement are approved by shareholders, each is expected to become effective in the second quarter of 2016, at which time the following changes would be implemented. If the New IMA or the Sub-Advisory Agreement are not approved by shareholders, then the fund will continue to operate as it does currently and the Board will take such action, if any, it considers to be in the best interests of the fund.


SUBJECT TO SHAREHOLDER APPROVAL OF THE NEW IMA AND THE SUB-ADVISORY AGREEMENT, THE FOLLOWING CHANGES ARE EXPECTED TO BECOME EFFECTIVE IN THE SECOND QUARTER OF 2016:


Deutsche Alternative Asset Allocation Fund will be renamed Deutsche Real Assets Fund.



The following information replaces the existing disclosure contained in the "INVESTMENT OBJECTIVE" section of the fund's summary prospectus.



The fund seeks total return in excess of inflation through capital growth and current income.

The following information replaces the existing disclosure contained in the "PRINCIPAL INVESTMENT STRATEGY" section of the fund's summary prospectus:



MAIN INVESTMENTS. The fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in a combination of investments that the Advisor believes offer exposure to "real assets." Currently, the Advisor intends to seek exposure to the following real assets categories (either directly or through investments in companies that own or derive a significant portion of their value from such real assets or the production thereof): real estate, commodities, natural resources, infrastructure, gold and other precious metals, master limited partnerships (MLPs), Treasury Inflation-Protected Securities (TIPS) and other fixed income securities. However, these exposures may change from time to time and exposures to new real assets categories may be added or exposures to existing real assets categories may be deleted.


November 18, 2015
PROSTKR-558

                                                   Deutsche Asset
                                                   & Wealth Management [DB Logo]




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The fund may invest up to 10% of its net assets in affiliated and unaffiliated exchange-traded funds (ETFs), and will also be able to invest in certain other securities and derivative instruments, including gold futures contracts and other commodity-linked futures.


The fund may gain exposure to the commodity markets by investing up to 25% of the fund's total assets in a wholly owned subsidiary formed under the laws of the Cayman Islands (the "Subsidiary"), which shares the same portfolio management team as the fund and is expected to invest mainly in commodity-linked derivative instruments and fixed income instruments, some of which may serve as margin or collateral for the Subsidiary's derivatives positions.


MANAGEMENT PROCESS. The investment process involves both "top-down" strategic and tactical allocations as well as "bottom-up" investment selection. Portfolio management will set long-term strategic allocations to the available real assets categories with broad ranges to allow for significant active management. Portfolio management will weight sectors within the strategic ranges in making tactical top down allocations to the various real assets categories. Portfolio management will utilize fundamental bottom-up analysis to select the best investments in an aim to satisfy the top-down strategic and tactical allocations while being aware of managing risk within the portfolio.


DERIVATIVES. In addition to gold futures contracts and other commodity-linked futures, the fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The following information replaces similar disclosure contained under the "Management process" section of the fund's summary prospectus:


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

RREEF America L.L.C.


PORTFOLIO MANAGER(S)

JOHN W. VOJTICEK, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2015.


FRANCIS X. GREYWITT III, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.


EVAN RUDY, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2016.

               Please Retain This Supplement for Future Reference


November 18, 2015
PROSTKR-558
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